Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 18 — Subsequent events

Issuance of Convertible Promissory Note

On January 1, 2025, the Company entered into Convertible Note Purchase Agreements (“CNPA A”) with certain investors, pursuant to which the Company issued to the Investors Unsecured Convertible Promissory Notes with an aggregate original principal amount of $28,000,000 (the “Note A”) on January 6, 2025. Note A will have a term of 360 days once effective, and carry an aggregate original issue discount of $2,240,000.

On January 20, 2025, the Company entered into Convertible Note Purchase Agreements (“CNPA B”) with certain investors, pursuant to which the Company issued to the Investors Unsecured Convertible Promissory Notes with an aggregate original principal amount of $40,000,000 (the “Note B”) on January 21, 2025. Note B will have a term of 360 days once effective, and carry an aggregate original issue discount of $3,200,000.

On February 17, 2025, the Company entered into Convertible Note Purchase Agreements (“CNPA C”) with certain investors, pursuant to which the Company issued to the Investors Unsecured Convertible Promissory Notes with an aggregate original principal amount of $40,000,000 (the “Note C”) on February 18, 2025. Note C will have a term of 360 days once effective, and carry an aggregate original issue discount of $3,200,000.

For each Notes mentioned above, the Company bore the costs and other transaction expenses incurred in connection with the purchase and sale of the Notes. The Company has the right to prepay all or any portion of the outstanding balance under each of the Notes. Each Investor has the right to elect to convert all or a portion of the outstanding balance under the Notes into ordinary shares of the Company pursuant to the following formula: conversion shares equals amount being converted divided by the conversion price, which is calculated as (A) the lowest market closing price of the Company’s ordinary shares in the sixty (60) trading days preceding the date of conversion request (B) multiplied by 70% and (C) rounded down to the nearest 2 decimal places. The conversion is subject to adjustment in the event of a stock split, stock dividend, recapitalization, or similar transaction. The conversion is subject to adjustment in the event of a stock split, stock dividend, recapitalization, or similar transaction. The Company may at it option decline to effect any conversion of the outstanding balance under the Notes to the extent that after giving effect to such conversion would cause the Investors (on an individual basis) to beneficially own a number of shares exceeding 9.99% of the number of shares outstanding on such date.

The Company will use the net proceeds from both offerings of the convertible promissory notes for working capital and general corporate purposes.

Proposals of Share Consolidation and Share Capital Increase

On February 24, 2025, the Company has announced the proposals for the general meeting of shareholders. The specific proposals are as follow:

Proposal 1: Share Consolidation. A 40- to -1 share consolidation is proposed. Every forty issued and unissued Class A and Class B ordinary shares, each with a nominal value of US$0.02, will be consolidated into one share with a nominal value of US$0.8.

Proposal 2: Share Capital Increase. Conditional on the share consolidation, the Company intends to increase its authorized share capital from US$10,000,000 divided into 12,500,000 shares to US$400,000,000 divided into 500,000,000 shares by creating additional Consolidated Class A and Class B shares.

The general meeting of shareholders is to be held on March 24, 2025.